William L. Transier and John N. Seitz Co-Chief Executive Officers August 25, 2005 Annual Meeting of Stockholders

Cautionary Statement This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "unrisked gross and net potential reserves" which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Our Vision To be the preeminent explorer and producer of oil and gas in the North Sea

Endeavour Today 50 Employees 4 locations Houston London Aberdeen Oslo Reserves (2P) - 7.9 mmboe Current Production - 2,000 mboed Enterprise Value ^ $360 million Capital budget 2005-2006 ^ $90 million

Summary Financial Information MM$ June 30, 2005 Dec 31, 2004 Cash $ 96 $ 9 Other current assets 8 8 Property and equipment, net 53 50 Other assets 44 35 Total assets $ 201 $ 102 Current liabilities $ 19 $ 12 Long-term debt 81 2 Other long-term liabilities 25 31 Equity 76 57 Total liabilities and equity $ 201 $ 102

Summary Financial Information MM$ Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2005 2004 Revenues $ 17 $ - Operating loss $ - $ (2) Net income (loss) $ 9 $ (15) Cash flow provided by operating activities $ 9 $ - Capital expenditures $ 10 $ 3

Accomplishments Granted 18 blocks (9 licenses) in 22nd round of UKCS (600,000+ acres)

22nd License Round Awards

Accomplishments Granted 18 blocks (9 licenses) in 22nd round of UKCS (600,000+ acres) Expanded 3D Mega Merge into Netherlands - 15,000 km2 (94,200 km2 of seismic data in total)

Mega Merge Database UK Central Graben 35,000 km2 Norway Northern North Sea 10,000 km2 Norway Central Graben 9,200 km2 UK Southern North Sea 22,000 km2 Norway South Viking Sea 3,000 km2 Dutch North Sea 15,000 km2

Accomplishments Granted 18 blocks (9 licenses) in 22nd round of UKCS (600,000+ acres) Expanded 3D Mega Merge into Netherlands - 15,000 km2 (94,200 km2 of seismic data in total) Acquired OER -- strategic entry into Norway for $38 million Awarded two Norwegian exploration licenses Extended Agat License

Location: 125 km west of Bergen Water Depth: 430 ft. Endeavour WI: 4.44% Production: 26,000 BOPD (gross) 1,200 BOPD (net) Number of Wells: 20 producers 8 water injectors Partners: Norsk Hydro 20% (operator), Paladin 20%, Talisman13.8%, Petoro 14.3%, Statoil 12.7%, Agip 12.3%, Revus 2.5% Current • Drilling new sidetrack wells (infill) Operations/Plan: • Optimizing water injection • Evaluating satellite exploration/exploitation Brage Field - Norway

Location: 30 km west of Draugen Field in Haltenbanken Area Water Depth: 1,000 ft. Endeavour WI: 2.5% Production: 27,000 BOPD (gross) 785 BOPD (net) Number of Wells: 12 producers, 4 gas injectors Partners: Norsk Hydro 20% (operator), GdF 20%, Mobil 20%, Ruhrgas 15%, Paladin 15%, Petoro 7.5% Current • Infill drilling program Operations/Plan: • Shut-off high gas production intervals • Gas blow down projects (1st gas in '07) • IOR project evaluations (water flood, WAG) Njord Field - Norway 107 NJORD 32 6407/7-6 Gimsa 6407/7 6407/10 Froya High Note: Ruhrgas just paid $90MM for Paladin's 15% stake at a considerable premium to what Endeavour paid in the OER deal.

Location: Northern Sea Water Depth: 845 ft. Endeavour WI: 49% Production: None (gross) None (net) Number of Wells: 2 test wells Partners: RWE 51% (operator) Current • Significant gas/gas condensate Status: discovery potential recovery • Evaluating commercialization schemes • Extension of license - 30 years • Norsk Hydro announces major gas discovery "Peon" in Block 35/2 Agat Field (Non-Producing) - Norway

Accomplishments Generated portfolio of exploration prospects with over 1 billion BOE of gross upside potential

Endeavour

Exploration Prospects

Block	Prospect Name	NRI %	Water Depth	Total Well Depth	Gross DHC M$
21/11c	Aquamarine	100	370'	4,000'	10,000
21/21c	Sapphire	100	370'	6,300'	13,000
21/11c	Garnet	100	370'	9,500'	19,000
21/11c	Peridot	100	370'	8,000'	16,000
20/15b, 21/11c	Tourmaline	100	300'	8,800'	16,000
20/15b	Amethyst	100	320'	6,000'	10,000
21/20c	Citrine	100	320'	13,000'	26,000
31/26b, 39/1b	Turriff	60	230'	10,000'	16,400
31/26b, 39/1b	Tain	60	230'	10,000'	16,400
31/26b, 39/1b	*Tulliallan	60	230'	10,000'	0
31/26b, 39/1b	Turnberry	60	230'	9,000'	18,200
30/23b	Cullen	60	250'	11,000'	16,000
30/23b	Golspie	60	250'	11,000'	16,000
22/24e	Gretna	60	300'	13,500'	30,000
23/16e,17b	Crespo	47.5	300'	13,500'	30,000
23/16e,17b	Smicer	47.5	300'	13,500'	30,000
42/10,15	Carmarthen	50	238'	8,500'	15,000
42/21,22	Prometheus	22.5	176'	9,600'	11,400
44/21c,26b	Lead A	25	120'	14,000'	25,000
43/22,23 & 43/27b,28,29	Leman Fringe Play	25	200'	11,000'	15,000
23/11	Fiacre	20	280'	11,450'	10,590

Gross/Net Total P50 Potential (MMBOE) 695/434

Gross/Net Total Upside Potential (MMBOE) 1225/771

Note: Interests currently held may change as a result of partner elections or future drilling requirements.

* Tulliallan prospect tested with Turriff wellbore, no additional DHC.

16

Potential Value of UK Exploration Portfolio Unrisked gross reserve potential (MMBOE) 695 695 695 Assumed success rate 25% 35% 45% Potential reserves (MMBOE) at assumed success rate 173 243 313 Estimated value of potential reserves ($MM) 2,076 2,916 3,753 Estimated exploration and development costs ($MM) 1,297 1,823 2,348 779 1,093 1,565 Endeavour NRI 65% 65% 65% Estimated net value at assumed success rate ($MM) 506 710 1,017 Note: This model is based on events that have not yet occurred. See cautionary statement.

Accomplishments Generated portfolio of exploration prospects with over 1 billion BOE of gross upside potential Successful completion of $81.25 million senior note offering Sold Thailand interests for $19.5 million Selected to Russell 3000 index Announced four-well drilling program in UK Spud first exploration well on August 5, 2005 Announced first quarter of profitability

Exploration Overview

Endeavour

North Sea Data

Location: Offshore UK, Norway, and Holland

Data Sets:
- *Mega Merge* (94,200 km^2)
- Digital Atlas
- Regional structural mapping on 11 horizons
- Pressure data (573 wells)
- Well database (more than 1,400 wells)
- Biostratigraphic database (600 wells)

Current Operations:
- Seismic mapping
- Seismic analysis
- Geologic analysis and mapping
- Reservoir characterization
- Petrophysical studies
- Rock physics modeling
- 3D seismic reprocessing (proprietary PSDM, AVO)
- Seismic acquisition (2D long offset)



20

PGS Central North Sea Mega Merge - "Quilt Map"

The right people with the right tools

186 Km mmboe U. Jurassic Field Lower Cretaceous Field Leads and prospects 450 + 26 110 22 48 700+ 3 5 40 65 15 32 42 mmboe mmboe E W 5000' 10,000' 36 Lower Cretaceous and Upper Jurassic Fairways; Northern Central Graben

mmboe U. Jurassic Field Leads and prospects mmboe 27 12 67 16 48 78 142 17 13 16 21 32 120 15 38 40 330 Km 5,000 ft 10,000 ft 15,000 ft 51 18 16 75 E W Lower Cretaceous and Upper Jurassic Fairways, Southern Central Graben

Endeavour

Carboniferous and Rotliegend Fairways, Southern Gas Basin


NW
S
163
75
50
142
612
27
11500
5,000'
7,500'
10,000'
12,500'
15,000'
700
92
50
97
4400
350 Km


Carboniferous Field
BCF
Rotliegend Field
BCF
Lead
BCF

25

Licensed Acreage Gas Pipeline Open Acreage Oil Pipeline Endeavour Acreage Gas Field Oil Field Fiacre 0 km 10 km 20 km Fiacre 23/11-D

Endeavour

Fiacre Prospect Top ULA Depth Map


File MapSheet Display Edit View Help
Lower Cretaceous on 424' Smith Bank Mudstone
SMITH BANK POD
SMITH BANK POD
SMITH BANK POD
TD Chalk Group
Map sheet: FIACRE_ZOOM Datum: ED50 [ED50]

FIACRE PROSPECT

SOURCE: KIMMERIDGE CLAY FORMATION

RESERVOIR: ULA SANDSTONE

TOPSEAL: KIMMERIDGE CLAY FORMATION

BOTTOM/SIDESEAL: SMITH BANK FORMATION

TRAP: STRATIGRAPHIC

27

Fiacre Seismic Profile



8,000ft.
9,000ft.
10,000ft.
11,000ft.
12,000ft.
13,000ft.
14,000ft.
23/11-2
Fiacre Prospect
23/11-1
Well Location
Top Sele
Top Chalk
Base Chalk
Base Cretaceous
Ula Sst
Top Zechstein
Top Rotliegendes
SW
NE
3 km

28

Fiacre 23/11-4 SW NE 23/11-4 Top Sele Fm Top Chalk Gp Base Chalk Gp Base Cretaceous Unc Top Zechstein Gp Top Rotliegend Fm Seabed v v v v v v v v Balder Fm Sele Fm (possible Forties Sst) Chalk Gp Cromer Knoll Gp Kimmeridge Clay Ula Fm Smith Bank Fm Zechstein Gp 8284.1 8392.4 8809.1 9215.9 10502.0 11007.2 11118.8 TD 11482.9 272.0 Prognosed Tops TVDSS (ft)

Licensed Acreage Gas Pipeline Open Acreage Oil Pipeline Endeavour Acreage Gas Field Oil Field 0 km 10 km 20 km Turnberry Tulliallan Turriff Tain Turnberry 31/26b-Q Turriff/Tulliallan 31/26b-R

Turnberry - Base Cretaceous Depth Map


Flora
26c
8745' contour, which is the OWC reported for the Carboniferous in the Flora field
8512' contour, OWC in the Fife Field
Spill point of the Turnberry prospect (at ~8750')


Angus
26g
26f
26c
Flora
Turnberry Jurassic
Tullaian
Turnberry Zechstein
26b
Tain
Turriff

34

Strike Line Through Flora and Turnberry


North
South
Flora
31/26b
Turnberry
31/26a-12
31/26b-Q
2.4
2.5
2.6
2.7
Carboniferous Reservoir
Zechstein & Fulmar Reservoir
Top Chalk
BCU top seal
Flora OWC
Zechstein
Saalian Unc
Volcanics
Carboniferous Upper Flora Sandstone
Lower Permian Volcanics
2.5 km
Flora South Strike 2

35

Absolute amplitude extraction of gated window below Base Cretaceous Unconformity 31/26-4 31/26b-R (Turriff) 31/26b-14 TURRIFF PROSPECT Turriff Prospect - Base Cretaceous Unconformity Depth Structure Map

Tulliallan Prospect - Lower Cretaceous Isopach

Fife Field 15,000' 10,000' Turriff Prospect oil 5 Km. W E Well Location Mapped Surface Tulliallan Prospect Turriff/Tulliallan/Tain Prospect Seismic Profile Tain Prospect

Prometheus Western embayment Eastern embayment Central horst 0 km 10 km 20 km Licensed Acreage Gas Pipeline Open Acreage Gas Field Endeavour Acreage 42 Prometheus 42/21-A

Blocks 42/21 + 22 - Prometheus Prospect Leman Sandstone - Structure in Depth - (Const Velocity Depth Conversion) 42/21 42/22 Well Location Leman Sandstone Absent

Top Leman Sandstone reflector Exploration Well Location Blocks 42/21 + 22 - Prometheus Prospect Seismic Line AUK96X - 107

Agat, NE Quad 35, Northern North Sea PL 270 RWE 51% (Op.) EEN 49%) PL 318 Hydro 60% (Op.) Idemitsu 20 % Petoro 20 % Recent 35/2-1, Norsk Hydro gas discovery

Why the North Sea? UK: DTI estimates 16 BBOE yet-to-be discovered Norway: NPD estimates 24 BBOE yet-to-be discovered Success rates and attractive economics for sizeable fields "New" acreage available due to "fallow" process

What Endeavour Offers Focus in North Sea - undergoing significant renaissance Proven management team Experienced and successful technical and business development teams Pre-eminent 3D seismic data base foundation (Mega Merge first-user advantage) Attractive multi-year exploration portfolio Cash from investors used for growth opportunities not G&A

The Next Steps Expand exploration portfolio Finalize 2006 exploratory drilling program Continue to search for sound M&A opportunities